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                                  SCHEDULE 14A

                                 (RULE 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT
                           SCHEDULE 14A INFORMATION

           PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                   EXCHANGE ACT OF 1934 (AMENDMENT NO._______)

Filed by the registrant [X]

Filed by a party other than the registrant [ ]

Check the appropriate box:
[ ] Preliminary proxy statement,               [ ] Confidential, for use of the
                                                   Commission only (as permitted
                                                   by Rule l4a-6(e)(2)).
[ ] Definitive proxy statement.

[X] Definitive additional materials

[ ] Soliciting material under Rule 14a-12.


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                (Name of Registrant as Specified in Its Charter)

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    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of filing fee (check the appropriate box):

[X] No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1)and 0-11.

         (1) Title of each class of securities to which transaction applies:

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         (2)      Aggregate number of securities to which transaction applies:

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         (3)      Per unit price or other underlying value of transaction
                  computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state bow it was determined):

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         (4)      Proposed maximum aggregate value of transaction:

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         (5)      Total fee paid:

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         [ ]      Fee paid previously with preliminary materials.

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         [ ]      Check box if any part of the fee is offset as provided by
Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.


         (1)      Amount Previously Paid:

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         (2)      Form, Schedule or Registration Statement No.:

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         (3)      Filing Party:

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         (4)      Date Filed:

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                                   SCHWABFUNDS

INTRODUCTION

Hello, my name is __________. I'm calling from DF King & Co., Inc., on behalf of your investment in the Schwab MarketManager Portfolios. May I please speak with __________? (If shares are registered jointly, ask to speak with one of the shareholders; if shares are registered in the form of an entity, ask to speak with someone authorized to vote the shares).


Proxy materials concerning the upcoming meeting of shareholders, which is scheduled for May 28, 2002, were previously mailed to you. I am calling to find out if you have received these materials. Do you have a moment?

Have you received the proxy materials in the mail?

         If not, then help the shareholder obtain the material he/she requires. If a NOBO, he/she should contact his/her broker. If registered, we will send the materials directly. In either case, make sure the address is correct, make any necessary corrections, and code the disposition as "14" or "15".


Are you familiar with the proposals?  Do you have any questions?

         Take time to answer all questions carefully. Do not give advice. Remind the shareholder that his/her Board of Trustees has recommended that he/she vote in favor of all proposals. Most questions can be addressed by referring to the proxy statement and reading the appropriate sections.

At your earliest convenience, please vote by signing and dating the proxy card you received, and returning it in the envelope provided. If you like, I can record your vote over the telephone right now. Okay?

         Allow the person to give you a response. If the person says he/she has already sent in the proxy, do not ask how he/she voted.

Here is how we will proceed. I will record this phone call. I will ask you for your name, (If shares are registered to an entity your title and confirm that you are authorized to direct the voting of Schwab MarketManager Portfolio shares), your address, and the last 4 digits of your social security number (or Tax Identification Number if shares are registered to an entity). Finally, I will ask how many shares you own (answer optional) and confirm that you have received the proxy materials. Then I will take your votes. Within 72 hours, you will be mailed a letter confirming your votes, which will tell you how to make any changes you wish. Are you ready?

BEGIN THE VOTE



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At this time, I'll begin recording the call. First, I'll reintroduce myself. My name is __________, calling from DF King & Co on behalf of The Schwab MarketManager Portfolios. Today's date is __________ and the time is __________.

May I please have your full name? If shareholder is an entity, may I please have your title? Can you confirm that you are authorized to direct the voting of Schwab MarketManager Portfolio shares?

May I please have your address?

May I have the last 4 digits of your social security number? (If shareholder is an entity, ask for Tax Identification Number)

Input the last 4 digits of the SSN. You may NOT proceed without this information. If the shareholder refuses to give this information, explain that it is for security purposes only, to assure that only the proper person can vote his/her shares. However, if the shareholder continues to resist, you have no choice but to politely end the call.
Do you know how many shares you own? [Response optional] If yes, how many?

Have you received the proxy materials?


ACTUAL VOTING

Your Board of Trustees is asking you to consider a series of proposals that they have studied carefully. They recommend that you vote in favor of each proposal. Would you like to vote in favor of each proposal as recommended by your Board?

         If you are required to read the proposals individually, end each proposal by saying, "YOUR BOARD RECOMMENDS THAT YOU VOTE IN FAVOR. HOW WOULD YOU LIKE TO VOTE?" For most proposals, the valid responses are

          F = For proposal.
          A = Against proposal.
          B = Abstain.


CLOSING

I have recorded your votes. You have voted __________. Is that correct? As your voting agent I will execute a written proxy in accordance with your instructions and forward it onto the fund.

In the next 72 hours, we will mail you a letter by first class mail confirming your vote. If you wish to change your vote for any reason, please call us at the phone number listed in the letter. Thank you for your time.




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                                   SCHWABFUNDS
           INSTRUCTIONS FOR LEAVING A MESSAGE ON AN ANSWERING MACHINE


Hello, my name is _______________. I am calling for (shareholder name) from D.F. King & Co., Inc., on behalf of your investment with Schwab MarketManager Portfolio. We are assisting the SchwabFunds concerning the Shareholder Meeting, scheduled for May 28, 2002. As an owner of the fund, you should have received proxy materials recently in the mail. At your earliest convenience please sign, date and mail the proxy card(s) in the return envelope provided to you. If you wish to vote by phone, or if you have any questions regarding the voting process, please call D.F. King & Co., Inc. at 1-800-628-8528. If you have already voted your proxy, please disregard this message. Thank you for your time.